UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): March 20, 2007

Primal Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-46494	36-4170318
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

18881 Von Karman Avenue
Suite 500
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)
On April 6, 2007, Primal Solutions, Inc. (the “Company”) executed five unsecured adjustable promissory notes to Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P., Special Situations Fund III, L.P., and Special Situations Fund III QP, L.P. (collectively, the “Holders” or “SSF”) in the aggregate principal amount of $53,799, $8,611, $45,267, $869, $9,954, respectively.  The original issuance date of these promissory notes is December 22, 2006. Interest on the unpaid principal balance accrues at an adjustable rate based on the federal rate for short-term instruments, currently at 4.93%, and will reset on May 22, 2007. Principal and accrued and unpaid interest matures and becomes due and payable on March 31, 2008.

The Company must comply with certain covenants with respect to the operation of its business so long as any amount due under the note is outstanding, which include a prohibition on incurring additional debt or liens without the consent of the Holders.

Item 5.02 Departure of Directors or Principal Officers; Election of Directs; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)	On April 8, 2007, John Faltys, a member of the Company’s Board of Directors and Compensation Committee resigned.

(e)
On March 20, 2007, the Compensation Committee approved the performance objectives under the Company’s Executive Incentive Compensation Policy for the Chief Executive Officer (the “CEO”), the Chief Operating Officer (the “COO”), and the Vice President of Sales (the “VP of Sales”) for the fiscal year ending December 31, 2007.

For the CEO and the VP of Sales, the total potential 2007 incentive compensation has been set at 33% and 50% of total compensation, respectively, to be earned based on company revenue generation from new accounts over a set baseline number. For the COO, the total potential 2007 incentive compensation has been set at 50% of total compensation, with approximately 80% to be earned based on company revenue generation from new accounts over a set baseline number and 20% tied to meeting specific product release milestones.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
4.1	Form of Adjustable Promissory Note to SSF

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primal Solutions, Inc.
(Registrant)

Date: April 12, 2007	By:	/s/ Joseph R. Simrell
		Name:	Joseph R. Simrell
		Title:	Chief Executive Officer, “Acting” Chief
Financial Officer and President

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Adjustable Promissory Note to SSF